Acquisition of the STC-MEMS Business (Details) - Smart Systems Technology & Commercialization Center (STC-MEMS) [Member] - USD ($)	3 Months Ended	12 Months Ended
	Sep. 30, 2016	Jun. 30, 2017	Jun. 30, 2016
Revenues, net	$ 470,812	$ 4,195,374	$ 5,314,499
Net loss allocable to common shareholders	$ (3,174,868)	$ (13,907,072)	$ (7,613,100)
Net loss per share	$ (0.20)	$ (0.82)	$ (0.57)
Weighted average number of shares outstanding	15,701,709	16,990,536	13,349,482